                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Hubbell Incorporated, a Connecticut corporation (the "Corporation"), hereby constitutes and appoints RICHARD W. DAVIES and JOHN F. MULVIHILL, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of Class B Common Stock, par value $0.01, of the Corporation ("Class B Common Stock") pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 1996, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of Class B Common Stock issuable pursuant to the Agreement and Plan of Merger, dated as of November 13, 1996, among the Corporation, FMC Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Corporation, and Fargo Mfg. Company, Inc., a New York corporation, including without limiting the generality of the foregoing, power and authority to sign such registration statement or registration statements, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December 1996.



                                                            /s/ G.J. Ratcliffe
                                                            __________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Hubbell Incorporated, a Connecticut corporation (the "Corporation"), hereby constitutes and appoints RICHARD W. DAVIES and JOHN F. MULVIHILL, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of Class B Common Stock, par value $0.01, of the Corporation ("Class B Common Stock") pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 1996, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of Class B Common Stock issuable pursuant to the Agreement and Plan of Merger, dated as of November 13, 1996, among the Corporation, FMC Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Corporation, and Fargo Mfg. Company, Inc., a New York corporation, including without limiting the generality of the foregoing, power and authority to sign such registration statement or registration statements, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December 1996.



                                                      /s/ Harry B. Rowell, Jr.
                                                      ________________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Hubbell Incorporated, a Connecticut corporation (the "Corporation"), hereby constitutes and appoints RICHARD W. DAVIES and JOHN F. MULVIHILL, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of Class B Common Stock, par value $0.01, of the Corporation ("Class B Common Stock") pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 1996, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of Class B Common Stock issuable pursuant to the Agreement and Plan of Merger, dated as of November 13, 1996, among the Corporation, FMC Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Corporation, and Fargo Mfg. Company, Inc., a New York corporation, including without limiting the generality of the foregoing, power and authority to sign such registration statement or registration statements, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December 1996.



                                                         /s/ E.R. Brooks
                                                         _______________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Hubbell Incorporated, a Connecticut corporation (the "Corporation"), hereby constitutes and appoints RICHARD W. DAVIES and JOHN F. MULVIHILL, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of Class B Common Stock, par value $0.01, of the Corporation ("Class B Common Stock") pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 1996, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of Class B Common Stock issuable pursuant to the Agreement and Plan of Merger, dated as of November 13, 1996, among the Corporation, FMC Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Corporation, and Fargo Mfg. Company, Inc., a New York corporation, including without limiting the generality of the foregoing, power and authority to sign such registration statement or registration statements, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December 1996.



                                                    /s/ George W. Edwards, Jr.
                                                    __________________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Hubbell Incorporated, a Connecticut corporation (the "Corporation"), hereby constitutes and appoints RICHARD W. DAVIES and JOHN F. MULVIHILL, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of Class B Common Stock, par value $0.01, of the Corporation ("Class B Common Stock") pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 1996, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of Class B Common Stock issuable pursuant to the Agreement and Plan of Merger, dated as of November 13, 1996, among the Corporation, FMC Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Corporation, and Fargo Mfg. Company, Inc., a New York corporation, including without limiting the generality of the foregoing, power and authority to sign such registration statement or registration statements, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December 1996.



                                                       /s/ Joel S. Hoffman
                                                       ___________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Hubbell Incorporated, a Connecticut corporation (the "Corporation"), hereby constitutes and appoints RICHARD W. DAVIES and JOHN F. MULVIHILL, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of Class B Common Stock, par value $0.01, of the Corporation ("Class B Common Stock") pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 1996, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of Class B Common Stock issuable pursuant to the Agreement and Plan of Merger, dated as of November 13, 1996, among the Corporation, FMC Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Corporation, and Fargo Mfg. Company, Inc., a New York corporation, including without limiting the generality of the foregoing, power and authority to sign such registration statement or registration statements, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December 1996.



                                                     /s/ Horace G. McDonell
                                                     ______________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Hubbell Incorporated, a Connecticut corporation (the "Corporation"), hereby constitutes and appoints RICHARD W. DAVIES and JOHN F. MULVIHILL, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of Class B Common Stock, par value $0.01, of the Corporation ("Class B Common Stock") pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 1996, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of Class B Common Stock issuable pursuant to the Agreement and Plan of Merger, dated as of November 13, 1996, among the Corporation, FMC Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Corporation, and Fargo Mfg. Company, Inc., a New York corporation, including without limiting the generality of the foregoing, power and authority to sign such registration statement or registration statements, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December 1996.



                                                       /s/ Andrew McNally IV
                                                       _____________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Hubbell Incorporated, a Connecticut corporation (the "Corporation"), hereby constitutes and appoints RICHARD W. DAVIES and JOHN F. MULVIHILL, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of Class B Common Stock, par value $0.01, of the Corporation ("Class B Common Stock") pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 1996, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of Class B Common Stock issuable pursuant to the Agreement and Plan of Merger, dated as of November 13, 1996, among the Corporation, FMC Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Corporation, and Fargo Mfg. Company, Inc., a New York corporation, including without limiting the generality of the foregoing, power and authority to sign such registration statement or registration statements, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December 1996.



                                                         /s/ Daniel J. Meyer
                                                         ___________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Hubbell Incorporated, a Connecticut corporation (the "Corporation"), hereby constitutes and appoints RICHARD W. DAVIES and JOHN F. MULVIHILL, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of Class B Common Stock, par value $0.01, of the Corporation ("Class B Common Stock") pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 1996, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of Class B Common Stock issuable pursuant to the Agreement and Plan of Merger, dated as of November 13, 1996, among the Corporation, FMC Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Corporation, and Fargo Mfg. Company, Inc., a New York corporation, including without limiting the generality of the foregoing, power and authority to sign such registration statement or registration statements, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December 1996.



                                                             /s/ J.A. Urquhart
                                                             _________________

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of Hubbell Incorporated, a Connecticut corporation (the "Corporation"), hereby constitutes and appoints RICHARD W. DAVIES and JOHN F. MULVIHILL, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of Class B Common Stock, par value $0.01, of the Corporation ("Class B Common Stock") pursuant to resolutions adopted by the Board of Directors of the Corporation on September 12, 1996, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of Class B Common Stock issuable pursuant to the Agreement and Plan of Merger, dated as of November 13, 1996, among the Corporation, FMC Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Corporation, and Fargo Mfg. Company, Inc., a New York corporation, including without limiting the generality of the foregoing, power and authority to sign such registration statement or registration statements, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statement, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of December 1996.



                                                           /s/ Malcolm Wallop
                                                           __________________